UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements.  These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission and made available on our website. Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item 8.01. Other Events.

Distribution to Stockholders of Record as of March 31, 2021

As previously disclosed by InPoint Commercial Real Estate Income, Inc. (the “Company”) in a Current Report on Form 8-K it filed on January 28, 2021, the Company’s Board of Directors  authorized distributions to stockholders of record as of March 31, 2021 for each class of its common stock in the respective gross amounts per share as set forth below. In that previous 8-K, the Company stated that it would subsequently provide the net distribution amounts when the amounts of the class-specific stockholder servicing fees (where applicable) became known. The Company is filing this Current Report on Form 8-K to disclose the stockholder servicing fees and net distribution amounts set forth below for stockholders of record as of March 31, 2021.

March 31, 2021 Record Date
	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class A Common Stock	$0.0875	N/A	$0.0875
Class D Common Stock	$0.0875	$0.0043	$0.0832
Class I Common Stock	$0.0875	N/A	$0.0875
Class P Common Stock	$0.0875	N/A	$0.0875
Class T Common Stock	$0.0875	$0.0146	$0.0729

Distribution to Stockholders of Record as of April 30, 2021

The Board of Directors of the Company has also authorized a distribution for each class of its common stock in the amount per share set forth below to stockholders of record as of April 30, 2021. The gross distributions below for the Class D and Class T Common Stock will be reduced by class-specific stockholder servicing fees, resulting in a lower net distribution per share, which will be disclosed by the Company in a future current report on Form 8-K once those amounts have been determined.

April 30, 2021 Record Date
	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class A Common Stock	$0.0917	N/A	$0.0917
Class D Common Stock	$0.0917	TBD*	TBD*
Class I Common Stock	$0.0917	N/A	$0.0917
Class P Common Stock	$0.0917	N/A	$0.0917
Class T Common Stock	$0.0917	TBD*	TBD*

*Amounts to be determined.

Distribution Payment Dates

For each distribution, the net distribution for each class of common stock (which represents the gross distributions less any stockholder servicing fees for the applicable class of common stock) will be paid on or about the corresponding date in the table below:

Distribution to Stockholders of Record as of:	Distribution will be paid on or about:
March 31, 2021	April 19, 2021
April 30, 2021	May 18, 2021

These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.

Date:	March 30, 2021	By:	/s/ Catherine L. Lynch
Catherine L. Lynch
Chief Financial Officer